Exhibit 10.45
ASSURED GUARANTY LTD.
DESCRIPTION OF 2015 EXECUTIVE OFFICER CASH COMPENSATION

Set forth below are the 2015 annual salaries of the Executive Officers named in the compensation tables in Assured Guaranty’s 2015 proxy statement.

Executive Officer	Salary
Dominic J. Frederico President and Chief Executive Officer	$1,150,000
Robert A. Bailenson Chief Financial Officer	$550,000
James M. Michener General Counsel	$550,000
Robert B. Mills Chief Operating Officer	$520,000
Russell B. Brewer II Chief Surveillance Officer	$400,000

The named executive officers (other than Mr. Mills, who will be leaving the Company as of March 31, 2015) will also be eligible for the following:

•	To be considered to receive non-equity incentive compensation for 2015 performance.

•	To be considered to receive grants in 2016 under Assured Guaranty’s long-term incentive plans for 2015 performance.

•	To receive other annual compensation and benefits, including employer contributions to retirement plans and perquisites provided under the Assured Guaranty Ltd. Perquisite Policy.